UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2023

DATA STORAGE CORPORATION

(Exact name of registrant as specified in its charter)

(Former Name of Registrant)

Nevada	001-35384	98-0530147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

48 South Service Road

Melville, New York 11747

(Address of principal executive offices) (zip code)

212-564-4922

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13I(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DTST	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	DTSTW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2023, Data Storage Corporation (the “Company”) approved certain cash compensation and equity awards (“Awards”) for each of Harold J. Schwartz, Director and President of the Company and Thomas C. Kempster, Director and Executive Vice President of the Company. These Awards have been duly authorized and approved by the Board of Directors of the Company (the “Board”). These Awards consist of incentive stock option (“Options”) and restricted stock units (“RSUs”), and were granted on April 10, 2023 pursuant to an authorized increase of compensation previously disclosed by the Company on March 1, 2023 and according to the Company’s 2021 Stock Incentive Plan.

The Board approved, for each of Mr. Kempster and Mr. Schwartz an annual base salary of $215,000 for 2023. The Board also approved salary increases, for each of Mr. Schwartz and Mr. Kempster, to $225,000 for 2024 and $250,000 for 2025.

The terms and conditions of each of: (i) the Incentive Stock Option Plan Agreement and (ii) the Restricted Stock Unit Award Agreement, Mr. Schwartz and Mr. Kempster are as follows:

Options

Mr. Schwartz was granted Options to acquire 25,000 shares at an exercise price equal to 110% of the closing price of the Company’s common stock on the date of grant, vesting in three equal annual installments over the three-year period measured from the date of grant, and with an expiration date of April 10, 2033.

Mr. Kempster was granted Options to acquire 25,000 shares at an exercise price equal to 110% of the closing price of the Company’s common stock on the date of grant, vesting in three equal annual installments over the three-year period measured from the date of grant, and with an expiration date of April 10, 2033.

RSUs

Mr. Schwartz was granted 25,000 shares of RSUs, vesting in three equal annual installments over the three-year period measured from the date of grant.

Mr. Kempster was granted 25,000 shares of RSUs, vesting in three equal annual installments over the three-year period measured from the date of grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2023	DATA STORAGE CORPORATION

	By:	/s/ Charles M. Piluso
	Name:	Charles M. Piluso
	Title:	Chief Executive Officer